UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MOUNTAIN CREST ACQUISITION CORP. IV

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MOUNTAIN CREST ACQUISITION CORP. IV

311 West 43rd Street, 12th Floor New York, NY 10036

November 25, 2022

Dear Stockholder:

On behalf of the Board of Directors of Mountain Crest Acquisition Corp. IV (the “Company,” “MCAF” or “we”), I invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held at 10:30 a.m. Eastern Time on December 13, 2022. Due to the COVID-19 pandemic, the Company will be holding the Special Meeting as a virtual meeting via the following information:

Virtual meeting information

Mountain Crest Acquisition Corp. IV Virtual Shareholder Meeting Information:

Meeting Date: Tuesday, December 13, 2022

Meeting Time: 10:30A.M.

Special Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/mcacquisitioniv/2022

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID: 7290382#

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter are also available at https://www.cstproxy.com/mcacquisitioniv/2022. We are first mailing these materials to our stockholders on or about November 28, 2022.

As discussed in the enclosed Proxy Statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

(i) Proposal 1 — A proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which the Company has to consummate a business combination from January 2, 2023 to April 2, 2023, plus an option for the Company to further extend such date to July 2, 2023 (the later such date actually extended being referred to as the “Extended Date”);

(ii) Proposal 2 — A proposal to amend the Company’s investment management trust agreement, dated as of June 29, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, to provide that the time for the Company to complete its initial business combination (the “Business Combination Period”) under the Trust Agreement shall be extended for a period of 3 months from January 2, 2023 to April 2, 2023, plus an option for the Company to further extend such date to July 2, 2023 and to be further extended to the extent the Company’s Amended and Restated Certificate of Incorporation is amended to extend the Business Combination Period (the “Trust Amendment”) (we refer to this proposal as the “Trust Amendment Proposal”). A copy of the proposed Trust Amendment is attached hereto as Annex B; and

(iii) Proposal 3 — A proposal to direct the chairman of the special meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the foregoing proposal.

CH Auto Technology Corporation, Ltd. (“CH Auto”), the target in the Company’s business combination, has agreed, that if the Extension Amendment is approved, it or its affiliates will deposit into the Company’s Trust Account as a loan (each loan being referred to herein as a “Contribution”) an amount that is equal to one percent (1%) multiplied by the amount of cash available in the Trust Account as of December 1, 2022 (or approximately $580,000 assuming the Trust Account has $58,000,000) (the “Initial Contribution”) to obtain an extension of the deadline to complete an initial business combination to April 2, 2023. If the Company elects to further extend the deadline to complete an initial business combination beyond April 2, 2023, CH Auto will make an additional Contribution in an amount that is equal to one percent (1%) multiplied by the amount of cash available in the Trust Account as of March 1, 2023 (or approximately $580,000 assuming the Trust Account has $58,000,000) (the “Second Contribution”) for an additional 3-month period to July 2, 2023. Accordingly, if the Company takes both the initial extension to April 2, 2023 and the additional 3-month extension to July 2, 2023, then CH Auto would make aggregate Contributions of approximately $0.20 for each public share (or approximately $1,160,000). The first Contribution will be deposited in the Trust Account on the day of the approval of the Extension Amendment. The second Contribution, if necessary, will be deposited in the Trust Account within five business days prior to the beginning of the additional extension period. CH Auto will not make any Contributions unless the Extension Amendment and Trust Amendment proposals are approved. To ensure funding of the Contributions, CH Auto shall deposit into an escrow account, to be held by Loeb & Loeb LLP (the “Escrow Account”): (1) the Initial Contribution on or before December 1, 2022 and (2) the Second Contribution on or before March 1, 2023. In the event the Extension Amendment and Trust Amendment proposals are not approved all money in the Escrow Account shall be returned to CH Auto. The Contribution(s) will not bear interest on the outstanding loan amount and will be repayable by the Company to CH Auto upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. The Company will have the sole discretion whether to continue extending until the Extended Date and if the Company determines not to continue extending the business combination window, its obligation to make additional Contributions will terminate. If the Extension Amendment and the Trust Amendment proposals are not approved or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to seek the additional extension, the Company would wind up its affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment and the Trust Amendment proposals are not approved.

Each of the Extension Amendment, Trust Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment and the Trust Amendment Proposal is to allow the Company more time to complete its proposed business combination. The Company’s Charter provides that the Company has only until January 2, 2023 to complete a business combination.

On April 30, 2022, the Company entered into that certain Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among the Company, CH AUTO Inc., a Cayman Islands exempted company (“Pubco”), Ch-Auto Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of Pubco (“Merger Sub”) and CH-Auto Technology Corporation Ltd., a company organized under the laws of the People’s Republic of China (the “CH Auto”), pursuant to which, among other things, the Company, Pubco, Merger Sub and CH Auto intend to effect a merger of Merger Sub with and into the Company whereby the Company will be the surviving corporation (the “Surviving Corporation”) and a wholly owned subsidiary of Pubco (the “Merger”) in accordance with the Merger Agreement and the General Corporation Law of the State of Delaware (the “DGCL”). In connection with the Merger, the name of the Surviving Corporation shall be changed to CH Autotech USA, Inc. Following the Merger, Pubco expects its ordinary shares to be traded on the Nasdaq Stock Market. All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Merger Agreement.

Immediately after Pubco’s Registration Statement on Form F-4 is declared effective (the “Effective Date”) but no later than five (5) Business Days prior to the Effective Time, CH Auto shall deliver to Pubco and the Company a schedule setting forth the names of each stockholder and such stockholder’s respective percentage interest in CH Auto Merger Consideration (the “Equityholder Allocation Schedule”). Immediately after the delivery of the Equityholder Allocation Schedule, Pubco shall conduct a reverse stock split (the “Pubco Reverse Stock Split”) of its then issued and outstanding Pubco Class A Ordinary Shares. At the time the Pubco Reverse Stock Split is completed, each Pubco Shareholder who holds Pubco Class A Ordinary Shares immediately before the Pubco Reverse Stock Split (the “Pubco Reorganization Shareholder”) shall automatically receive the corresponding CH Auto Merger Consideration as set forth in the Equityholder Allocation Schedule, without any change in the par value of $0.00001 per share, in exchange for all the Pubco Class A Ordinary Shares held by such Pubco Reorganization Shareholder immediately prior to the Pubco Reverse Stock Split. The corresponding CH Auto Merger Consideration issued to each Pubco Reorganization Shareholder shall be equal to the product of (1) the number of Pubco Class A Ordinary Shares held by such Pubco Reorganization Shareholder immediately prior to the delivery of the applicable Equityholder Allocation Schedule multiplied by (2) the Conversion Ratio.

Concurrently with the Pubco Reverse Stock Split, by virtue of the Reorganization and without any action on the part of the Company, Merger Sub, CH Auto, or their respective stockholders, Pubco shall issue to each Company stockholder that participates in the Reorganization or each’s designee(s) (the “CH Auto Reorganization Stockholders,” together with the Pubco Reorganization Shareholders, the “Reorganization Shareholders”) the corresponding CH Auto Merger Consideration as set forth in the Equityholder Allocation Schedule at par value per share or other value as determined as part of the Reorganization by the board of directors of Pubco. The corresponding CH Auto Merger Consideration issued to each CH Auto Reorganization Stockholder shall be equal to the product of (1) the number of shares of CH Auto Common Stock held by such CH Auto Reorganization Stockholder on an as-converted and fully-diluted basis immediately prior to the delivery of the applicable Equityholder Allocation Schedule multiplied by (2) the Conversion Ratio. The CH Auto Reorganization Stockholders, other than the founders of CH Auto who shall receive Pubco Class B Ordinary Shares, shall receive Pubco Class A Ordinary Shares. “CH Auto Merger Consideration” means the sum of all Pubco Class A Ordinary Shares and Pubco Class B Ordinary Shares received by the Reorganization Shareholders.

Immediately after the issuance of CH Auto Merger Consideration, but before the Closing of the Merger, Pubco’s subsidiary, CH-Auto (Hong Kong) Limited (“CH-Auto HK”), shall acquire all the shares of CH Auto’s equity securities (the “CH Auto Common Stock”) held by each CH Auto Reorganization Stockholder at par value or other value as agreed between CH-Auto HK and the CH Auto Reorganization Stockholders (the “HK Share Purchase”). Upon the completion of the HK Share Purchase, CH-Auto HK shall directly own no less than ninety percent (90%) of the then-issued and outstanding equity interests in CH Auto representing no less than ninety percent (90%) of the voting rights of all the outstanding equity interest entitled to vote on matters CH Auto can submit to a vote of its shareholders.

The Pubco Reverse Stock Split, the HK Share Purchase and the issuance of CH Auto Merger Consideration to the Reorganization Shareholders as described above are collectively referred to herein as the “Reorganization.” The Reorganization and the Merger are collectively referred to herein as the “Business Combination.” The Merger Agreement, as amended, provides, that the outside date for the closing of the Business Combination is November 15, 2022 the “Outside Date”). If the Merger shall not have been consummated prior to the Outside Date then either MCAF or CH Auto may terminate the Merger Agreement; provided that the Outside Date shall be extended to May 15, 2023, subject to shareholder approval of an amendment to the Charter to extend the date by which MCAF shall complete its initial business combination, (x) if on five (5) Business Days prior to January 2, 2023, the Merger is not reasonably expected to be consummated on January 2, 2023, CH Auto shall deposit to the Trust Account by wire transfer of immediately available funds an amount that equals to one percent (1%) multiplied by the amount of cash then available in the Trust Account, and (y) if on five (5) Business Days prior to April 2, 2023, the Merger is not reasonably expected to be consummated on April 2, 2023, CH Auto shall deposit to the Trust Account by wire transfer of immediately available funds an amount that equals to one percent (1%) multiplied by the amount of cash then available in the Trust Account. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Merger Agreement.

The Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to complete the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before January 2, 2023 to hold a special meeting to obtain stockholder approval of, and to consummate, the Business Combination. Accordingly, the Company’s board has determined that, given the Company’s expenditure of time, effort and money on identifying CH Auto as a target business and completing the Business Combination, it is in the best interests of its stockholders to approve the Extension Amendment in order to amend the Charter and, assuming that the Extension Amendment is so approved and the Charter is amended, the Company will have to consummate an initial business combination before the Extended Date. The Trust Amendment Proposal is necessary to extend the time period that that the Company has to consummate an initial business combination under the Trust Agreement, because as currently drafted the time period for the Company to consummate an initial business combination under Trust Agreement will not be extended just because the Charter is extended.

You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote the Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated the business combination by the Extended Date.

If the Company’s board of directors determines that the Company will not be able to consummate an initial business combination by the Extended Date, the Company would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares.

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment and the Adjournment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. However, the Company will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $57,935,573 of marketable securities as of November 16, 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date. Our sponsor, our officers and directors, hold the right to vote over an aggregate of 1,647,500 shares of common stock which include 1,437,500 shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to our initial public offering (“IPO”) and 210,000 shares of common stock that make part of the units, which we refer to as the “Private Placement Units”, that were purchased by our sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or December 9, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of November 16, 2022, there was approximately $57,935,573 in the Trust Account. If the Extension Amendment is approved and the Business Combination Period is extended for the full 6 months, the redemption price per share at the meeting for the Business Combination or the Company’s subsequent liquidation will be approximately $10.20 per share (without taking into account any interest income), in comparison to the current redemption price of approximately $10.00 per share. The closing price of the Company’s common stock on November 16, 2022 was $9.98. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment, Trust Amendment Proposal and the Adjournment proposals are not approved and we do not consummate a business combination by January 2, 2023, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Extension Amendment proposal and the affirmative vote of at least a majority of the Company’s common stock sold in the IPO, excluding the Founder Shares and Private Shares, will be required to approve the Trust Amendment Proposal. The approval of the Extension Amendment and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Our board has fixed the close of business on November 16, 2022 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ Suying Liu
Suying Liu
Chief Executive Officer
November 25, 2022

MOUNTAIN CREST ACQUISITION CORP. IV

311 West 43rd Street, 12th Floor

New York, NY 10036

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 13, 2022

November 25, 2022

To the Stockholders of Mountain Crest Acquisition Corp. IV:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Mountain Crest Acquisition Corp. IV (“the Company”), a Delaware corporation, will be held on December 13, 2022, at 10:30 a.m. Eastern Time. Due to the COVID-19 pandemic, the Company will be holding the Special Meeting as a virtual meeting via the following information:

Virtual meeting information

Mountain Crest Acquisition Corp. IV Virtual Shareholder Meeting Information:

Meeting Date: Tuesday, December 13, 2022

Meeting Time: 10:30A.M.

Special Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/mcacquisitioniv/2022

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID: 7290382#

The purpose of the Special Meeting will be to consider and vote upon the following proposals:

1.	a proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which the Company has to consummate a business combination from January 2, 2023 to April 2, 2023, plus an option for the Company to further extend such date to July 2, 2023 (the later such date actually extended being referred to as the “Extended Date”);

2.	a proposal to amend the Company’s investment management trust agreement, dated as of June 29, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, to provide that the time for the Company to complete its initial business combination (the “Business Combination Period”) under the Trust Agreement shall be extended for a period of 3 months from January 2, 2023 to April 2, 2023, plus an option for the Company to further extend such date to July 2, 2023 and to be further extended to the extent the Company’s Amended and Restated Certificate of Incorporation is amended to extend the Business Combination Period (the “Trust Amendment”) (we refer to this proposal as the “Trust Amendment Proposal”);

3.	a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal; and

4.	To act on such other matters as may properly come before the Special Meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on November 16, 2022 as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors

/s/ Suying Liu
Chief Executive Officer

New York, New York

November 25, 2022

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 13, 2022. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT https://www.cstproxy.com/mcacquisitioniv/2022.

MOUNTAIN CREST ACQUISITION CORP. IV

311 West 43rd Street, 12th Floor

New York, NY 10036

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 13, 2022

FIRST MAILED ON OR ABOUT NOVEMBER 28, 2022

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Mountain Crest Acquisition Corp. IV (the “Company,” or “we”), a Delaware corporation, in connection with the Special Meeting of Stockholders to be held on December 13, 2022 at 10:30 a.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. Due to the COVID-19 pandemic, the Company will be holding the Special Meeting, and any adjournments thereof, as a virtual meeting via the following information:

Virtual meeting information

Mountain Crest Acquisition Corp. IV Virtual Shareholder Meeting Information:

Meeting Date: Tuesday, December 13, 2022

Meeting Time: 10:30A.M.

Special Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/mcacquisitioniv/2022

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID: 7290382#

The principal executive office of the Company is 311 West 43rd Street, 12th Floor, New York, NY 10036 and its telephone number, including area code, is (646) 493-6558.

Forward Looking Statements

This Proxy Statement (this “Proxy Statement”) contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Proxy Statement regarding the proposed transactions contemplated by the Merger Agreement, including the benefits of the Business Combination, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the Business Combination. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company and CH Auto’s managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward- looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward- looking statements include, among others, the following: (1) the occurrence of any event, change or other circumstances that could give rise to further amendments or termination of the Merger Agreement and the proposed transaction contemplated thereby; (2) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the Company or CH Auto or other conditions to closing in the Merger Agreement; (3) the inability to project with any certainty the amount of cash proceeds remaining in the Company trust account at the closing of the transaction; (4) the uncertainty relative to the cash made available to CH Auto at the closing should any material redemption requests be made by the Company stockholders (since the sources of cash projected assume that no redemptions will be requested by the Company stockholders); (5) the inability of the post-closing company to obtain or maintain the listing of its securities on Nasdaq or another U.S. stock exchange following the Business Combination; (6) the amount of costs related to the Business Combination; (7) CH Auto’s ability to yield sufficient cash proceeds from the transaction to support its short-term operations development efforts since the Merger Agreement requires no minimum level of funding in the trust fund to close the transaction; (8) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; changes in applicable laws or regulations; (9) the ability of CH Auto to meet its post-closing financial and strategic goals, due to, among other things, competition; (10) the ability of the company post-closing to grow and manage growth profitability and retain its key employees; (11) the possibility that the company post-closing may be adversely affected by other economic, business, and/or competitive factors; risks relating to the successful development of CH Auto’s future business; (12) the potential impact that COVID-19 may have on CH Auto’s employees, relevant regulatory agencies, and the global economy as a whole; the expected duration over which CH Auto’s balances will fund its operations; (14) and other risks and uncertainties described herein, as well as those risks and uncertainties indicated from time to time in the final prospectus of the Company for its initial public offering dated June 29, 2021 filed with the SEC. the Company cautions that the foregoing list of factors is not exclusive. the Company and CH Auto caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. the Company and CH Auto do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its their expectations or any change in events, conditions, or circumstances on which any such statement is based.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1.	Proposal 1 — a proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which the Company has to consummate a business combination from January 2, 2023 to April 2, 2023, plus an option for the Company to further extend such date to July 2, 2023 (the later such date actually extended being referred to as the “Extended Date”);

2.	Proposal 2 — A proposal to amend the Company’s investment management trust agreement, dated as of June 29, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, to provide that the time for the Company to complete its initial business combination (the “Business Combination Period”) under the Trust Agreement shall be extended for a period of 3 months from January 2, 2023 to April 2, 2023, plus an option for the Company to further extend such date to July 2, 2023 and to be further extended to the extent the Company’s Amended and Restated Certificate of Incorporation is amended to extend the Business Combination Period (the “Trust Amendment”) (we refer to this proposal as the “Trust Amendment Proposal”). A copy of the proposed Trust Amendment is attached hereto as Annex B;

3.	Proposal 3 — A proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal; and

4.	To act on such other matters as may properly come before the Special Meeting or any adjournment thereof.

CH Auto Technology Corporation, Ltd. (“CH Auto”), the target in the Company’s business combination, has agreed, that if the Extension Amendment is approved, it or its affiliates will deposit into the Company’s Trust Account as a loan (each loan being referred to herein as a “Contribution”) an amount that is equal to one percent (1%) multiplied by the amount of cash available in the Trust Account as of December 1, 2022 (or approximately $580,000 assuming the Trust Account has $58,000,000) (the “Initial Contribution”) to obtain an extension of the deadline to complete an initial business combination to April 2, 2023. If the Company elects to further extend the deadline to complete an initial business combination beyond April 2, 2023, CH Auto will make an additional Contribution in an amount that is equal to one percent (1%) multiplied by the amount of cash available in the Trust Account as of March 1, 2023 (or approximately $580,000 assuming the Trust Account has $58,000,000) (the “Second Contribution”) for an additional 3-month period to July 2, 2023. Accordingly, if the Company takes both the initial extension to April 2, 2023 and the additional 3-month extension to July 2, 2023, then CH Auto would make aggregate Contributions of approximately $0.20 for each public share (or approximately $1,160,000). The first Contribution will be deposited in the Trust Account on the day of the approval of the Extension Amendment. The second Contribution, if necessary, will be deposited in the Trust Account within five business days prior to the beginning of the additional extension period. CH Auto will not make any Contributions unless the Extension Amendment and Trust Amendment proposals are approved. To ensure funding of the Contributions, CH Auto shall deposit into an escrow account, to be held by Loeb & Loeb LLP (the “Escrow Account”): (1) the Initial Contribution on or before December 1, 2022 and (2) the Second Contribution on or before March 1, 2023. In the event the Extension Amendment and Trust Amendment proposals are not approved all money in the Escrow Account shall be returned to CH Auto. The Contribution(s) will not bear interest on the outstanding loan amount and will be repayable by the Company to CH Auto upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. The Company will have the sole discretion whether to continue extending until the Extended Date and if the Company determines not to continue extending the business combination window, its obligation to make additional Contributions will terminate. If the Extension Amendment and the Trust Amendment proposals are not approved or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to seek the additional extension, the Company would wind up its affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment and the Trust Amendment proposals are not approved.

The purpose of the Extension Amendment is to allow the Company more time to complete its proposed business combination. the Company’s Charter provides that the Company has only until January 2, 2023 to complete a business combination.

On April 30, 2022, the Company entered into that certain Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among the Company, CH AUTO Inc., a Cayman Islands exempted company (“Pubco”), CH-Auto Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of Pubco (“Merger Sub”) and CH-Auto Technology Corporation Ltd., a company organized under the laws of the People’s Republic of China (the “CH Auto”), pursuant to which, among other things, the Company, Pubco, Merger Sub and CH Auto intend to effect a merger of Merger Sub with and into the Company whereby the Company will be the surviving corporation (the “Surviving Corporation”) and a wholly owned subsidiary of Pubco (the “Merger”) in accordance with the Merger Agreement and the General Corporation Law of the State of Delaware (the “DGCL”). In connection with the Merger, the name of the Surviving Corporation shall be changed to CH Autotech USA, Inc. Following the Merger, Pubco expects its ordinary shares to be traded on the Nasdaq Stock Market. All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Merger Agreement.

Immediately after Pubco’s Registration Statement on Form F-4 is declared effective (the “Effective Date”) but no later than five (5) Business Days prior to the Effective Time, CH Auto shall deliver to Pubco and the Company a schedule setting forth the names of each stockholder and such stockholder’s respective percentage interest in CH Auto Merger Consideration (the “Equityholder Allocation Schedule”). Immediately after the delivery of the Equityholder Allocation Schedule, Pubco shall conduct a reverse stock split (the “Pubco Reverse Stock Split”) of its then issued and outstanding Pubco Class A Ordinary Shares. At the time the Pubco Reverse Stock Split is completed, each Pubco Shareholder who holds Pubco Class A Ordinary Shares immediately before the Pubco Reverse Stock Split (the “Pubco Reorganization Shareholder”) shall automatically receive the corresponding CH Auto Merger Consideration as set forth in the Equityholder Allocation Schedule, without any change in the par value of $0.00001 per share, in exchange for all the Pubco Class A Ordinary Shares held by such Pubco Reorganization Shareholder immediately prior to the Pubco Reverse Stock Split. The corresponding CH Auto Merger Consideration issued to each Pubco Reorganization Shareholder shall be equal to the product of (1) the number of Pubco Class A Ordinary Shares held by such Pubco Reorganization Shareholder immediately prior to the delivery of the applicable Equityholder Allocation Schedule multiplied by (2) the Conversion Ratio.

Concurrently with the Pubco Reverse Stock Split, by virtue of the Reorganization and without any action on the part of the Company, Merger Sub, CH Auto, or their respective stockholders, Pubco shall issue to each Company stockholder that participates in the Reorganization or each’s designee(s) (the “CH Auto Reorganization Stockholders,” together with the Pubco Reorganization Shareholders, the “Reorganization Shareholders”) the corresponding CH Auto Merger Consideration as set forth in the Equityholder Allocation Schedule at par value per share or other value as determined as part of the Reorganization by the board of directors of Pubco. The corresponding CH Auto Merger Consideration issued to each CH Auto Reorganization Stockholder shall be equal to the product of (1) the number of shares of CH Auto Common Stock held by such CH Auto Reorganization Stockholder on an as-converted and fully-diluted basis immediately prior to the delivery of the applicable Equityholder Allocation Schedule multiplied by (2) the Conversion Ratio. The CH Auto Reorganization Stockholders, other than the founders of CH Auto who shall receive Pubco Class B Ordinary Shares, shall receive Pubco Class A Ordinary Shares. “CH Auto Merger Consideration” means the sum of all Pubco Class A Ordinary Shares and Pubco Class B Ordinary Shares received by the Reorganization Shareholders.

Immediately after the issuance of CH Auto Merger Consideration, but before the Closing of the Merger, Pubco’s subsidiary, CH-Auto (Hong Kong) Limited (“CH-Auto HK”), shall acquire all the shares of CH Auto’s equity securities (the “CH Auto Common Stock”) held by each CH Auto Reorganization Stockholder at par value or other value as agreed between CH-Auto HK and the CH Auto Reorganization Stockholders (the “HK Share Purchase”). Upon the completion of the HK Share Purchase, CH-Auto HK shall directly own no less than ninety percent (90%) of the then-issued and outstanding equity interests in CH Auto representing no less than ninety percent (90%) of the voting rights of all the outstanding equity interest entitled to vote on matters CH Auto can submit to a vote of its shareholders.

The Pubco Reverse Stock Split, the HK Share Purchase and the issuance of CH Auto Merger Consideration to the Reorganization Shareholders as described above are collectively referred to herein as the “Reorganization.” The Reorganization and the Merger are collectively referred to herein as the “Business Combination.” The Merger Agreement, as amended, provides, that the outside date for the closing of the Business Combination is November 15, 2022 the “Outside Date”). If the Merger shall not have been consummated prior to the Outside Date then either MCAF or CH Auto may terminate the Merger Agreement; provided that the Outside Date shall be extended to May 15, 2023, subject to shareholder approval of an amendment to the Charter to extend the date by which MCAF shall complete its initial business combination, (x) if on five (5) Business Days prior to January 2, 2023, the Merger is not reasonably expected to be consummated on January 2, 2023, CH Auto shall deposit to the Trust Account by wire transfer of immediately available funds an amount that equals to one percent (1%) multiplied by the amount of cash then available in the Trust Account, and (y) if on five (5) Business Days prior to April 2, 2023, the Merger is not reasonably expected to be consummated on April 2, 2023, CH Auto shall deposit to the Trust Account by wire transfer of immediately available funds an amount that equals to one percent (1%) multiplied by the amount of cash then available in the Trust Account. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Merger Agreement.

The Company and the other parties to the Business Combination are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before January 2, 2023 to hold a special meeting to obtain stockholder approval of, and to consummate, the Business Combination.

Accordingly, the Company’s Board has determined that, given the Company’s expenditure of time, effort and money on identifying CH Auto as a target business and completing the Merger Agreement, it is in the best interests of its stockholders to approve the Extension Amendment in order to amend the Charter and, assuming that the Extension Amendment is so approved and the Charter is amended, the Company will have to consummate an initial business combination before the Extended Date.

You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the proposed Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated the Business Combination by the Extended Date.

If the Company’s board of directors determines that the Company will not be able to consummate an initial business combination by the Extended Date, the Company would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares.

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment and the Adjournment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment and the Adjournment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. However, the Company will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $57,935,573 of marketable securities as of November 16, 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date. Our sponsor, our officers and directors and our other initial stockholders, holds the right to vote over an aggregate of 1,647,500 shares of common stock which include 1,437,500 shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to our initial public offering (“IPO”) and 210,000 shares of common stock that make part of the units, which we refer to as the “Private Placement Units”, that were purchased by our sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or December 9, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of November 16, 2022, there was approximately $57,935,573 in the Trust Account. If the Extension Amendment is approved and the extension is completed, the redemption price per share at the meeting for the Business Combination or the Company’s subsequent liquidation will be approximately $10.20 per share (assuming no redemption of public shares and without taking into account any interest), in comparison to the current redemption price of approximately $10.00 per share. The closing price of the Company’s common stock on November 16, 2022 was $9.98. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment and the Adjournment proposals are not approved and we do not consummate a business combination by January 2, 2023, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Extension Amendment proposal. The approval of the Extension Amendment is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment, our board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Our board has fixed the close of business on November 16, 2022 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on November 16, 2022 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Special Meeting and any adjournment or adjournments thereof.

The shares of the Company’s common stock (“Common Stock”) represented by all validly executed proxies received in time to be taken to the Special Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about November 28, 2022.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock entitled to vote at the Special Meeting is 7,557,500. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Special Meeting of the holders of 3,778,751 shares, or a majority of the shares of capital stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so- called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non- routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Extension Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Trust Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 3 (Adjournment) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposals 1 or 2 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Meeting:

Proposal	Votes Required	Broker Discretionary Vote Allowed
Extension Amendment	Majority of outstanding shares	No
Trust Amendment	Majority of shares sold in the IPO, excluding the Founder Shares and Private Shares	No
Adjournment	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	Yes

Abstentions will count as a vote against each of the proposals.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our board, you should keep in mind that the Company’s sponsor, officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	unless the Company consummates an initial business combination, the Company’s officers, directors and sponsor will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of available proceeds from the Company IPO and Private Placement not deposited in the Trust Account;

●	with certain limited exceptions, 50% of the Company’s founder shares will not be transferred, assigned, sold or released from escrow until the earlier of six months after the date of the consummation of our initial business combination and the date the closing price of our common stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and the remaining 50% of the insider shares will not be transferred, assigned, sold or released from escrow until six months after the date of the consummation of our initial business combination or earlier in either case if, subsequent to our initial business combination, we complete a liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their shares of common stock for cash, securities or other property;

●	the Sponsor will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate;

●	based on the difference in the purchase price of $0.018 that the Sponsor paid for the Founder Shares, as compared to the purchase price of $10.00 per Public Unit sold in the IPO, the Sponsor may earn a positive rate of return even if the share price of the Combined Company after the Closing falls below the price initially paid for the Units in the Company IPO and the Public Shareholders experience a negative rate of return following the Closing of the Business Combination.

●	the fact that Sponsor paid an aggregate of $25,000 (or approximately $0.018 per share) for its 1,431,500 Founders Shares and such securities may have a value of $14,315,000 at the time of the Business Combination. Because the merger consideration is based on a deemed price per share of $10.00 a share, our Sponsor could make a substantial profit after the initial business combination even if public investors experience substantial losses. Further, the Founder Shares have no redemption rights upon the Company’s liquidation and will be worthless if no business combination is affected.

●	the fact that the Sponsor currently holds 210,000 private units which were purchased at a price of $10 per unit, or an aggregate value of $2,100,000 and which have no redemption rights upon the Company’s liquidation and will be worthless if no business combination is effect.

●	on August 26, 2022, the Company issued an unsecured promissory note in the aggregate principal amount of up to $100,000 to the Sponsor. Pursuant to the Note, the Sponsor agreed to loan to the Company an aggregate amount up to $100,000 that may be drawn down from time to time and in the event that the Company does not consummate a business combination, the Note will be repaid only from amounts remaining outside of the Company’s trust account, if any. In addition, the Note, at the Sponsor’s sole discretion, may be converted at the closing of a business combination by the Company into private units of the Company identical to the public units issued in the Company’s initial public offering at a price of $10.00 per unit.

●	on October 24, 2022, the Company issued a second unsecured promissory note in the aggregate principal amount of up to $100,000 to the Sponsor. Pursuant to the Note, the Sponsor agreed to loan to the Company an aggregate amount up to $100,000 that may be drawn down from time to time and in the event that the Company does not consummate a business combination, the Note will be repaid only from amounts remaining outside of the Company’s trust account, if any. In addition, the Note, at the Sponsor’s sold option, may be converted at the closing of a business combination by the Company into private units of the Company identical to the public units issued in the Company’s initial public offering at a price of $10.00 per unit.

●	the fact that Sponsor has agreed not to redeem any of the Founder Shares in connection with a stockholder vote to approve a proposed initial business combination.

Additionally, if the Extension Amendment proposal is approved and the extension is implemented and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Certain of our directors are citizens of countries other than the United States. In addition, CH Auto, the company with which we entered into the Merger Agreement is a Cayman Islands exempted company with operations in China and certain of its directors are citizens of countries other than the United States. While we believe that the nature of the Company’s business, and the nature of the businesses of CH Auto should not make the transaction subject to U.S. foreign regulations or review by a U.S. government entity, it is possible that the Business Combination may be subject to a CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If the Business Combination falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by January 2, 2023 (or July 2, 2023 if the Extension Amendment and Trust Amendment proposals are approved by the shareholders and the Company extends the Business Combination Period to the fullest extent) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Voting Procedures

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of shares of our common stock that you own.

●	You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Extension Amendment proposal and the Adjournment Proposal.

●	You can attend the Special Meeting and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Solicitation of Proxies

Your proxy is being solicited by our board on the proposals being presented to stockholders at the Special Meeting. The Company has agreed to pay Advantage Proxy its customary fee and out-of-pocket expenses. The Company will reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

Advantage Proxy

P.O. Box 13581

Des Moines, WA 98198

Toll Free: 877-870-8565

Collect: 206-870-8565

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by CH Auto, the target in the Business Combination.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Mountain Crest Acquisition Corp. IV, 311 West 43rd Street, 12th Floor, New York, NY 10036; Attention: Secretary, or call the Company promptly at (646) 493-6558.

If you share an address with at least one other stockholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to Mountain Crest Acquisition Corp. IV, 311 West 43rd Street, 12th Floor, New York, NY 10036; Attention: Secretary.

Conversion Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two business days prior to the Special Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the Record Date. If you properly exercise your conversion rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the Special Meeting). For illustrative purposes, based on funds in the trust account of approximately $57,935,573 on November 16, 2022, the estimated per share conversion price would have been approximately $10.08 (including interest earned through October 31, 2022).

In order to exercise your conversion rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern time on December 9, 2022 (two business days before the Special Meeting) that we convert your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: Mark Zimkind

E-mail: mzinkind@continentalstock.com

and

●	deliver your public shares either physically or electronically through The Depository Trust Company to our transfer agent at least two business days before the Special Meeting. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising conversion rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your conversion rights, your shares of our common stock will cease to be outstanding immediately prior to the Special Meeting (assuming the Extension Amendment is approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

If the Extension Amendment is not approved and we do not consummate an initial business combination by January 2, 2023, we will be required to dissolve and liquidate our trust account by returning then remaining funds in such account to the public stockholders and our rights to purchase common stock will expire worthless.

Holders of outstanding units must separate the underlying public shares and public rights prior to exercising conversion rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (“DWAC”) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public rights. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of the Record Date. The percentages below are based on 7,557,5 shares of the Company’s common stock issued and outstanding, including common shares underlying the Company’s units. The following table does not reflect record of beneficial ownership of the rights included in the units or the private rights issued pursuant to the Company’s initial public offering as these rights are not convertible until consummation of the Company’s initial business combination.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Mountain Crest Holdings IV LLC (2)	1,641,500	21.7%
Suying Liu (3)	1,641,500	21.7%
Nelson Haight	2,000	*
Todd T. Milbourn	2,000	*
Wenhua Zhang	2,000	*
All directors and executive officers as a group (4 individuals)	1,647,500	21.8%
Barclays PLC (4)	436,848	5.8%
Hudson Bay Capital Management LP (5)	495,000	6.5%
Linden Capital L.P. (6)	481,724	8.2%
Karpus Investment Management (7)	989,596	13.1%

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Mountain Crest Acquisition Corp. IV, 311 West 43rd Street, 12th Floor, New York, New York 10036.
(2)	Dr. Suying Liu has voting and dispositive power over the shares owned by Mountain Crest Holdings IV LLC.
(3)	Consists of shares owned Mountain Crest Holdings IV LLC, over which Dr. Suying Liu has voting and dispositive power.
(4)	Based on information provided in a Schedule 13G filed on February 8, 2022. The securities being reported on by Barclays PLC, as a parent holding company, are owned, or may be deemed to be beneficially owned, by Barclays Bank PLC. Barclays Bank PLC is a non-US banking institution registered with the Financial Conduct Authority authorized by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom. Barclays Capital Inc., a Connecticut business entity, owns 245,000 shares of the Company’s common stock. The address of the principal office of Barclays PLC and Barclays Bank PLC is 1 Churchill Place, London, E14 5HP, England. The address of the principal office of Barclays Capital Inc. is 745 Seventh Ave, New York, NY 10019.
(5)	Based on information provided in a Schedule 13G filed on February 8, 2022. Hudson Bay Capital Management LP serves as the investment manager to HB Strategies LLC and Hudson Bay SPAC Master Fund LP, in whose name the securities are held. As such, Hudson Bay Capital Management LP may be deemed to be the beneficial owner of all securities aforementioned held by HB Strategies LLC and Hudson Bay SPAC Master Fund LP. Sander Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of the Hudson Bay Capital Management LP. Mr. Gerber disclaims beneficial ownership of these securities. The address of the principal office of Hudson Bay Capital Management LP and Sander Gerber is 28 Havemeyer Place, 2nd Floor, Greenwich, Connecticut 06830.
(6)	Based on information provided in a Schedule 13G filed on February 6, 2022. Each of Linden Advisors LP and Mr. Siu Min Wong may be deemed the beneficial owner of 511,430 shares of the Company’s common stock. This amount consists of 481,724 shares of the Company’s common stock held by Linden Capital L.P. and 29,706 Shares held by separately managed accounts. As of December 31, 2021, each of Linden GP LLC and Linden Capital L.P. may be deemed the beneficial owner of the 481,724 Shares held by Linden Capital. The principal business address for Linden Capital is Victoria Place, 31 Victoria Street, Hamilton HM10, Bermuda. The principal business address for each of Linden Advisors, Linden GP and Mr. Wong is 590 Madison Avenue, 15th Floor, New York, New York 10022.
(7)	Based on information provided in a Schedule 13G filed on February 14, 2022. Karpus Management, Inc. (“Karpus”), d/b/a Karpus Investment Management, is a registered investment adviser under Section 203 of the Investment Advisers Act of 1940. Karpus is controlled by City of London Investment Group plc (“CLIG”), which is listed on the London Stock Exchange. However, in accordance with SEC Release No. 34-39538 (January 12, 1998), effective informational barriers have been established between Karpus and CLIG such that voting and investment power over the subject securities is exercised by Karpus independently of CLIG, and, accordingly, attribution of beneficial ownership is not required between Karpus and CLIG. The Company’s shares of Common Stock are owned directly by the accounts managed by Karpus. The address of the principal office of Karpus is 183 Sully’s Trail, Pittsford, New York 14534.

PROPOSAL 1: THE EXTENSION AMENDMENT

This is a proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which the Company has to consummate a business combination from January 2, 2023 to April 2, 2023, plus an option for the Company to further extend such date to July 2, 2023 (the later such date actually extended being referred to as the “Extended Date”). All stockholders are encouraged to read the proposed Extension Amendment in its entirety for a more complete description of its terms. A copy of the proposed Extension Amendment is attached hereto as Annex A.

CH Auto Technology Corporation, Ltd. (“CH Auto”), the target in the Company’s business combination, has agreed, that if the Extension Amendment is approved, it or its affiliates will deposit into the Company’s Trust Account as a loan (each loan being referred to herein as a “Contribution”) an amount that is equal to one percent (1%) multiplied by the amount of cash available in the Trust Account as of December 1, 2022 (or approximately $580,000 assuming the Trust Account has $58,000,000) (the “Initial Contribution”) to obtain an extension of the deadline to complete an initial business combination to April 2, 2023. If the Company elects to further extend the deadline to complete an initial business combination beyond April 2, 2023, CH Auto will make an additional Contribution in an amount that is equal to one percent (1%) multiplied by the amount of cash available in the Trust Account as of March 1, 2023 (or approximately $580,000 assuming the Trust Account has $58,000,000) (the “Second Contribution”) for an additional 3-month period to July 2, 2023. Accordingly, if the Company takes both the initial extension to April 2, 2023 and the additional 3-month extension to July 2, 2023, then CH Auto would make aggregate Contributions of approximately $0.20 for each public share (or approximately $1,160,000). The first Contribution will be deposited in the Trust Account on the day of the approval of the Extension Amendment. The second Contribution, if necessary, will be deposited in the Trust Account within five business days prior to the beginning of the additional extension period. CH Auto will not make any Contributions unless the Extension Amendment and Trust Amendment proposals are approved. To ensure funding of the Contributions, CH Auto shall deposit into an escrow account, to be held by Loeb & Loeb LLP (the “Escrow Account”): (1) the Initial Contribution on or before December 1, 2022 and (2) the Second Contribution on or before March 1, 2023. In the event the Extension Amendment and Trust Amendment proposals are not approved all money in the Escrow Account shall be returned to CH Auto. The Contribution(s) will not bear interest on the outstanding loan amount and will be repayable by the Company to CH Auto upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. The Company will have the sole discretion whether to continue extending until the Extended Date and if the Company determines not to continue extending the business combination window, its obligation to make additional Contributions will terminate. If the Extension Amendment and the Trust Amendment proposals are not approved or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to seek the additional extension, the Company would wind up its affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment and the Trust Amendment proposals are not approved.

Reasons for the Proposed Extension Amendment

The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination. the Company’s Charter provides that the Company has only until January 2, 2023 to complete a business combination.

On April 30, 2022, the Company entered into that certain Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among the Company, CH AUTO Inc., a Cayman Islands exempted company (“Pubco”), Ch-Auto Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of Pubco (“Merger Sub”) and CH-Auto Technology Corporation Ltd., a company organized under the laws of the People’s Republic of China (the “CH Auto”), pursuant to which, among other things, the Company, Pubco, Merger Sub and CH Auto intend to effect a merger of Merger Sub with and into the Company whereby the Company will be the surviving corporation (the “Surviving Corporation”) and a wholly owned subsidiary of Pubco (the “Merger”) in accordance with the Merger Agreement and the General Corporation Law of the State of Delaware (the “DGCL”). In connection with the Merger, the name of the Surviving Corporation shall be changed to CH Autotech USA, Inc. Following the Merger, Pubco expects its ordinary shares to be traded on the Nasdaq Stock Market. All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Merger Agreement.

Immediately after Pubco’s Registration Statement on Form F-4 is declared effective (the “Effective Date”) but no later than five (5) Business Days prior to the Effective Time, CH Auto shall deliver to Pubco and the Company a schedule setting forth the names of each stockholder and such stockholder’s respective percentage interest in CH Auto Merger Consideration (the “Equityholder Allocation Schedule”). Immediately after the delivery of the Equityholder Allocation Schedule, Pubco shall conduct a reverse stock split (the “Pubco Reverse Stock Split”) of its then issued and outstanding Pubco Class A Ordinary Shares. At the time the Pubco Reverse Stock Split is completed, each Pubco Shareholder who holds Pubco Class A Ordinary Shares immediately before the Pubco Reverse Stock Split (the “Pubco Reorganization Shareholder”) shall automatically receive the corresponding CH Auto Merger Consideration as set forth in the Equityholder Allocation Schedule, without any change in the par value of $0.00001 per share, in exchange for all the Pubco Class A Ordinary Shares held by such Pubco Reorganization Shareholder immediately prior to the Pubco Reverse Stock Split. The corresponding CH Auto Merger Consideration issued to each Pubco Reorganization Shareholder shall be equal to the product of (1) the number of Pubco Class A Ordinary Shares held by such Pubco Reorganization Shareholder immediately prior to the delivery of the applicable Equityholder Allocation Schedule multiplied by (2) the Conversion Ratio.

Concurrently with the Pubco Reverse Stock Split, by virtue of the Reorganization and without any action on the part of the Company, Merger Sub, CH Auto, or their respective stockholders, Pubco shall issue to each Company stockholder that participates in the Reorganization or each’s designee(s) (the “CH Auto Reorganization Stockholders,” together with the Pubco Reorganization Shareholders, the “Reorganization Shareholders”) the corresponding CH Auto Merger Consideration as set forth in the Equityholder Allocation Schedule at par value per share or other value as determined as part of the Reorganization by the board of directors of Pubco. The corresponding CH Auto Merger Consideration issued to each CH Auto Reorganization Stockholder shall be equal to the product of (1) the number of shares of CH Auto Common Stock held by such CH Auto Reorganization Stockholder on an as-converted and fully-diluted basis immediately prior to the delivery of the applicable Equityholder Allocation Schedule multiplied by (2) the Conversion Ratio. The CH Auto Reorganization Stockholders, other than the founders of CH Auto who shall receive Pubco Class B Ordinary Shares, shall receive Pubco Class A Ordinary Shares. “CH Auto Merger Consideration” means the sum of all Pubco Class A Ordinary Shares and Pubco Class B Ordinary Shares received by the Reorganization Shareholders.

Immediately after the issuance of CH Auto Merger Consideration, but before the Closing of the Merger, Pubco’s subsidiary, CH-Auto (Hong Kong) Limited (“CH-Auto HK”), shall acquire all the shares of CH Auto’s equity securities (the “CH Auto Common Stock”) held by each CH Auto Reorganization Stockholder at par value or other value as agreed between CH-Auto HK and the CH Auto Reorganization Stockholders (the “HK Share Purchase”). Upon the completion of the HK Share Purchase, CH-Auto HK shall directly own no less than ninety percent (90%) of the then-issued and outstanding equity interests in CH Auto representing no less than ninety percent (90%) of the voting rights of all the outstanding equity interest entitled to vote on matters CH Auto can submit to a vote of its shareholders.

The Pubco Reverse Stock Split, the HK Share Purchase and the issuance of CH Auto Merger Consideration to the Reorganization Shareholders as described above are collectively referred to herein as the “Reorganization.” The Reorganization and the Merger are collectively referred to herein as the “Business Combination.” The Merger Agreement, as amended, provides, that the outside date for the closing of the Business Combination was is November 15, 2022 the “Outside Date”). If the Merger shall not have been consummated prior to the Outside Date then either MCAF or CH Auto may terminate the Merger Agreement; provided that the Outside Date shall be extended to May 15, 2023, subject to shareholder approval of an amendment to the Charter to extend the date by which MCAF shall complete its initial business combination, (x) if on five (5) Business Days prior to January 2, 2023, the Merger is not reasonably expected to be consummated on January 2, 2023, CH Auto shall deposit to the Trust Account by wire transfer of immediately available funds an amount that equals to one percent (1%) multiplied by the amount of cash then available in the Trust Account, and (y) if on five (5) Business Days prior to April 2, 2023, the Merger is not reasonably expected to be consummated on April 2, 2023, CH Auto shall deposit to the Trust Account by wire transfer of immediately available funds an amount that equals to one percent (1%) multiplied by the amount of cash then available in the Trust Account. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Merger Agreement.

The Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the business combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before January 2, 2023 to hold a special meeting to obtain stockholder approval of, and to consummate, the business combination. Accordingly, the Company’s board has determined that, given the Company’s expenditure of time, effort and money on identifying CH Auto as a target business and completing its initial business combination, it is in the best interests of its stockholders to approve the Extension Amendment in order to amend the Charter and, assuming that the Extension Amendment is so approved and the Charter is amended, the Company will have to consummate an initial business combination before the Extended Date.

If the Company’s board of directors determines that the Company will not be able to consummate an initial business combination by the Extended Date, the Company would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares.

As of the date hereof, substantially all of the assets held in the Trust Account are held in money market funds, which primarily invest in U.S. Treasury Bills. There is uncertainty under the Investment Company Act of 1940 (the “Investment Company Act”) whether certain special purpose acquisition companies, or “SPACs,” with trust account assets held in securities, that do not consummate an initial business combination within 24 months after the effective date the SPAC’s IPO registration statement, would fall within the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. the Company’s IPO registration statement became effective on May 20, 2021. Due to this uncertainty, the Company intends to convert all of the assets held in the Trust Account into cash prior to May 20, 2023 to ensure that the Company does not fall within the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act.

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment and the Adjournment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment and the Adjournment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. However, the Company will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $57,935,573 of marketable securities as of November 16, 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date. Our sponsor, our officers and directors and our other initial stockholders, own an aggregate of 1,647,500 shares of commons stock which include 1,437,500 shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to our IPO and 210,000 shares of common stock that make part of the units, which we refer to as the “Private Placement Units”, that were purchased by our sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or December 9, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of November 16, 2022, there was approximately $57,935,573 in the Trust Account. If the Extension Amendment is approved and the extension is completed, the redemption price per share at the meeting for the Business Combination or the Company’s subsequent liquidation will be approximately $10.20 per share (assuming no redemption of public shares and without taking into account any interest), in comparison to the current redemption price of approximately $10.00 per share. The closing price of the Company’s common stock on November 16, 2022 was $9.98. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment and the Trust Amendment proposals are not approved and we do not consummate a business combination by January 2, 2023, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iv) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iv) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders will not receive any monies

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Extension Amendment proposal. The approval of the Extension Amendment is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment, our board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders. Our board has fixed the close of business on November 16, 2022 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated the business combination by the Extended Date.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Extension Amendment proposal.

PROPOSAL 2: THE TRUST AMENDMENT PROPOSAL

A proposal to amend the Company’s investment management trust agreement, dated as of June 29, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to provide that the time for the Company to complete its initial business combination (the “Business Combination Period”) under the Trust Agreement shall be extended for a period of 3 months from 18 months after the closing of the IPO to 21 months after the closing of the IPO and to be further extended to the extent the Company’s Amended and Restated Certificate of Incorporation is amended to extend the Business Combination Period (the “Trust Amendment”) (we refer to this proposal as the “Trust Amendment Proposal”). A copy of the proposed Trust Amendment is attached hereto as Annex B.

Reasons for the Trust Amendment

The purpose of the Trust Amendment Proposal is to give the Company the right to extend the Business Combination Period from January 2, 2023 to April 2, 2023, plus an option for the Company to further extend such date to July 2, 2023 (the later such date actually extended being referred to as which is 21 months from the consummation of the IPO), and to be further extended to the extent the Company’s Amended and Restated Certificate of Incorporation is amended to extend the Business Combination Period.

The Company’s current Charter and Trust Agreement provide that the Company has until January 2, 2023 to complete a business combination without the payment of additional amounts into the Company’s Trust Account.

On April 30, 2022, the Company entered into a definitive agreement for the proposed Business Combination with CH Auto. The Board of Directors of the Company has unanimously approved and declared advisable the Merger Agreement, the Reorganization and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Merger Agreement and related matters by the stockholders of the Company. The Company will hold a meeting of stockholders to consider and approve the Business Combination and a proxy statement/prospectus will be sent to all the Company stockholders. The Company and other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, finalizing any financing agreements at the time of the Business Combination for a private placement or “PIPE” investment, although terms for such PIPE investment have not yet been finalized and finalizing the registration statement on Form F-4 initially filed on August 12, 2022 with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before January 2, 2023 (the current termination date) to clear all comments raised by the U.S. Securities and Exchange Commission, hold a Special Meeting to obtain the requisite stockholder approval of, and to consummate, the proposed Business Combination. However, management believes that it can close the proposed Business Combination before July 2, 2023 and possible before April 2, 2023. CH Auto, the target in the Business Combination, has agreed, that if the Extension Amendment is approved, it or its affiliates will deposit into the Company’s Trust Account as a loan (each loan being referred to herein as a “Contribution”) an amount that is equal to one percent (1%) multiplied by the amount of cash available in the Trust Account as of December 1, 2022 (or approximately $580,000 assuming the Trust Account has $58,000,000) (the “Initial Contribution”) to obtain an extension of the deadline to complete an initial business combination to April 2, 2023. If the Company elects to further extend the deadline to complete an initial business combination beyond April 2, 2023, CH Auto will make an additional Contribution in an amount that is equal to one percent (1%) multiplied by the amount of cash available in the Trust Account as of March 1, 2023 (or approximately $580,000 assuming the Trust Account has $58,000,000) (the “Second Contribution”) for an additional 3-month period to July 2, 2023. Accordingly, if the Company takes both the initial extension to April 2, 2023 and the additional 3-month extension to July 2, 2023, then CH Auto would make aggregate Contributions of approximately $0.20 for each public share (or approximately $1,160,000). The first Contribution will be deposited in the Trust Account on the day of the approval of the Extension Amendment. The second Contribution, if necessary, will be deposited in the Trust Account within five business days prior to the beginning of the additional extension period. CH Auto will not make any Contributions unless the Extension Amendment and Trust Amendment proposals are approved. To ensure funding of the Contributions, CH Auto shall deposit into an escrow account, to be held by Loeb & Loeb LLP (the “Escrow Account”): (1) the Initial Contribution on or before December 1, 2022 and (2) the Second Contribution on or before March 1, 2023. In the event the Extension Amendment and Trust Amendment proposals are not approved all money in the Escrow Account shall be returned to CH Auto. The Contribution(s) will not bear interest on the outstanding loan amount and will be repayable by the Company to CH Auto upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. The Company will have the sole discretion whether to continue extending until the Extended Date and if the Company determines not to continue extending the business combination window, its obligation to make additional Contributions will terminate. If the Extension Amendment and the Trust Amendment proposals are not approved or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to seek the additional extension, the Company would wind up its affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment and the Trust Amendment proposals are not approved.

If the Trust Amendment Is Not Approved

If the Trust Amendment Proposal is not approved, and we do not consummate an initial business combination by September 10, 2022, we will be required to dissolve and liquidate our Trust Account by returning then remaining funds in such account to the public stockholders and our rights that convert into Common Stock will be worthless.

The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their insider shares. There will be no distribution from the Trust Account with respect to the Company’s rights, which will be worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Trust Amendment Proposal Is Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the Proposed Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable termination date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable termination date as described below and does not wish to seek an additional extension.

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s common stock sold in the IPO, excluding the Founder Shares and Private Shares, will be required to approve the Trust Amendment Proposal. Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposal and Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment and Trust Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on November 16, 2022, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Trust Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Trust Amendment Proposal.

The Company’s Board recommends that you vote “FOR” the Trust Amendment Proposal.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL

The adjournment proposal, if adopted, will request the chairman of the special meeting (who has agreed to act accordingly) to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the other proposal in this proxy statement. If the adjournment proposal is not approved by our stockholders, the chairman of the meeting will not exercise his ability to adjourn the special meeting to a later date (which he would otherwise have under the Chairman) in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the other proposal.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the special meeting vote for the adjournment proposal, the chairman of the special meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the adjournment proposal.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Extension Amendment or the Adjournment by contacting us at the following address or telephone number:

Mountain Crest Acquisition Corp. IV

311 West 43rd Street, 12th Floor

New York, NY 10036

(646) 493-6558

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy

P.O. Box 13581

Des Moines, WA 98198

Toll Free: 877-870-8565

Collect: 206-870-8565

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than December 5, 2022.

Annex A

Charter Amendment

AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

MOUNTAIN CREST ACQUISITION CORP. IV

December [●], 2022

Mountain Crest Acquisition Corp. IV, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Mountain Crest Acquisition Corp. IV” The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on March 2, 2021. The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of Delaware on June 29, 2021.

2. This Amendment to the Amended and Restated Certificate amends the Amended and Restated Certificate.

3. This Amendment to the Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Paragraph E of Article SIXTH is hereby amended and restated to read in full as follows:

“E. In the event that the Corporation does not consummate a Business Combination by January 2, 2023, or, if the Corporation shall, in its sole discretion determine, elect to extend the amount of time to complete a Business Combination to April 2, 2023, plus an option for the Company to further extend such date to July 2, 2023 (the later such date actually extended being referred to as or, in each case if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open, the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iv) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board of Directors pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iv) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Account plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Corporation (less taxes payable and dissolution expenses) for its working capital requirements or necessary to pay its taxes divided by the total number of IPO Shares then outstanding.”

5. The text of Paragraph F of Article SIXTH is hereby amended and restated to read in full as follows:

“I. If any amendment is made to this Article Sixth that would modify the substance or timing of the Corporation’s obligation to provide for the conversion of the IPO Shares in connection with an initial Business Combination or to redeem 100% of the IPO Shares if the Corporation has not consummated an initial Business Combination on or before the Termination Date or (B) with respect to any other provision in this Article Sixth, the holders of IPO Shares shall be provided with the opportunity to redeem their IPO Shares upon the approval of any such amendment, at the per-share price specified in paragraph C.”

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IN WITNESS WHEREOF, Mountain Crest Acquisition Corp. IV has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

Mountain Crest Acquisition Corp. IV

By:
Name:	Suying Liu
Title:	Chief Executive Officer

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Annex B

PROPOSED AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of December ___, 2022, to the Investment Management Trust Agreement (as defined below) is made by and between Mountain Crest Acquisition Corp. IV (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement, dated June 29, 2021 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein; and

WHEREAS, at an Special Meeting of the Company held on December 13, 2022, the Company’s stockholders approved (i) a proposal to amend the Company’s amended and restated certificate of incorporation (the “A&R COI”) giving the Company the right to extend the date by which it has to consummate a business combination for three months from January 2, 2023 to April 2, 2023 plus an option for the Company to further extend such date to July 2, 2023 in exchange for the Company depositing an amount that is equal to one percent (1%) multiplied by the amount of cash then available in the Trust Account (or approximately $580,000 assuming the Trust Account has $58,000,000) into the Trust Account and (ii) a proposal to amend the Trust Agreement to extend the term by which the Company has to consummate a business combination to from January 2, 2023 to April 2, 2023 plus an option for the Company to further extend such date to July 2, 2023 in exchange for the Company depositing an amount that is equal to one percent (1%) multiplied by the amount of cash then available in the Trust Account (or approximately $580,000 assuming the Trust Account has $58,000,000) or such later date as provided for in the A&R COI.

NOW THEREFORE, IT IS AGREED:

1.	Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by Network 1 Financial Securities, Inc., and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee upon the date which is, the later of (1) April 2, 2023, (2) July 2, 2023 and (3) such later date as provided in the Company’s Amended and Restated Certificate of Incorporation (the “Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Last Date.

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IN WITNESS WHEREOF, the parties have duly executed this Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:	Francis E. Wolf, Jr.
Title:	Vice President

MOUNTAIN CREST ACQUISITION CORP. IV

By:
Name:	Suying Liu
Title:	Chief Executive Officer

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PROXY CARD

MOUNTAIN CREST ACQUISITION CORP. IV

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Suying Liu as proxy of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting”) of Mountain Crest Acquisition Corp. IV (the “Company”), to be held via virtual meeting as described in the Proxy Statement on December 13, 2022 at 10:30 a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated November 25, 2022 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.	PROPOSAL 1. EXTENSION AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION FROM JANUARY 2, 2023 TO APRIL 2, 2023, PLUS AN OPTION FOR THE COMPANY TO FURTHER EXTEND SUCH DATE TO JULY 2, 2023.

For ☐          Against ☐          Abstain ☐

2.	PROPOSAL 2. TRUST AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S INVESTMENT MANAGEMENT TRUST AGREEMENT, DATED AS OF MAY 17, 2021 (THE “TRUST AGREEMENT”), BY AND BETWEEN THE COMPANY AND CONTINENTAL STOCK TRANSFER & TRUST COMPANY TO PROVIDE THAT THE TIME FOR THE COMPANY TO COMPLETE ITS INITIAL BUSINESS COMBINATION (THE “BUSINESS COMBINATION PERIOD”) UNDER THE TRUST AGREEMENT SHALL BE EXTENDED JANUARY 2, 2023 TO APRIL 2, 2023, PLUS AN OPTION FOR THE COMPANY TO FURTHER EXTEND SUCH DATE TO JULY 2, 2023 AND TO BE FURTHER EXTENDED TO THE EXTENT THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION IS AMENDED TO EXTEND THE BUSINESS COMBINATION PERIOD.

For ☐           Against ☐           Abstain ☐

3.	PROPOSAL 3. ADJOURNMENT — APPROVAL TO DIRECT THE CHAIRMAN OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSAL 1 AND PROPOSAL 2.

For ☐          Against ☐          Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

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THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Meeting (Circle one): Yes No

Number of attendees:

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.

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